Exhibit 10.97

Loan Agreement

Mizuho Bank, Ltd.

Date of Agreement

June 4, 2008

I (“the Borrower”) do hereby consent to the terms and conditions set forth on the back of this form and within the separate Bank Transaction Agreement and agree to accept a loan from Mizuho Bank, Ltd. (“the Bank”) according to the borrowing specifications listed to the right.

Borrower	Address	11F Nishishinjuku Showa Bldg. 1-13-12 Nishi-shinjuku, Shinjuku-ku, Tokyo 160-0023 Tel: 03-5909-1561 Fax: 03-5909-1562
	Name	Hideki Anan, President & CEO Loan transaction Seal Transaction seal for Global Hotline, Inc. savings account used for repayment

Seal of Consent

(Loan Transaction Seal)

[Consent to special agreement concerning application of floating interest rate]

The Borrower consents to the Special Agreement Concerning Application of Floating Interest Rate found on the back of this form, and the standard interest rate and spread for the money borrowed from the Bank in accordance with the borrowing specifications listed to the right shall be as follows. In cases where the loan is paid back in equal installments with interest, the Borrower also agrees that the amount of the installment will vary according to the interest rate on each repayment date.

Standard interest rate (place a circle beside the applicable rate)

○	Short-term prime rate
Long-term prime lending rate (3 years or less) linked to the short-term prime rate
Long-term prime lending rate (more than 3 years) linked to the short-term prime rate

Annual spread: 0.500%

Loan Requirements

Amount	¥270,000,000
Use	Operating funds
Desired date of deposit	June 5, 2008	Expected date of final repayment	June 5, 2009

Payment details	Payment cycle	Payment date	Number of payments	Amount repaid
First due date	1 month	5th of each month	times	22,500,000yen
Second due date				22,500,000yen
yen
yen
Final due date				22,500,000yen
Method of payment	Installment payment
Handling of bank holidays	In the event that one of the dates above falls on a bank holiday, the payment shall be made on the following business day.

Basic interest rate	□ Short-term prime rate	Applicable interest rate	2.375%
	□ Method of payment	Advance payment every 1 month
	□ Desired date of interest rate payment	July 5, 2008
	Applicable interest rate period	In the event that the applicable interest rate period is divided within the borrowing period and rates are adjusted accordingly:
	Starts: Ends:	1. Rates automatically adjusted on the every months. 2. Notification made each time with Notice of Applicable Interest Rate Period.

Cosigner	Address	3-13-10 Yoyogi, Shibuya-ku, Tokyo 151-0053 Tel: 03-3320-8745
	Name	Hideki Anan

Schedule of Payment for Loan

Date of Creation

June 20, 2008

Mizuho Bank, Ltd.

Kanda Branch

1-1 Kandaogawa-cho, Chiyhoda-ku,

Tokyo 101-0052

Borrower	Address	11F Nishishinjuku Showa Bldg. 1-13-12 Nishi-shinjuku, Shinjuku-ku, Tokyo 160-0023
	Name	Hideki Anan, President & CEO Global Hotline, Inc

Amount	¥270,000,000
Interest rate	2.375%
Desired date of deposit	June 5, 2008	Expected date of final repayment	June 5, 2009

Payment date	Amount repaid	Balance of repayment	(a)Amount of principal repaid	Period of rated interest days	Days of rated interest
	(a) + (b)		(b)Amount of interest	Amount of rated basic principal
2008.06.05	Loan	270,000,000

2008.06.05	579,760	270,000,000	0	06.05-07.07	33
			579,760	270,000,000
2008.07.05	22,967,029	247,500,000	22,500,000	07.08-08.05	29
			467,029	247,500,000
2008.08.05	22,953,852	225,000,000	22,500,000	08.06-09.05	31
			453,852	22,500,000
2008.09.05	22,908,467	202,500,000	22,500,000	09.06-10.07	31
			408,467	202,500,000
2008.10.05	22,851,369	180,000,000	22,500,000	10.08-11.05	30
			351,369	180,000,000
2008.11.05	22,807,448	157,500,000	22,500,000	11.06-12.05	30
			307,448	157,500,000
2008.12.05	22,772,311	135,000,000	22,500,000	12.06-01.05	31
			272,311	135,000,000
2009.01.05	22,726,923	112,500,000	22,500,000	01.06-02.05	31
			226,926	112,500,000
2009.02.05	22,663,972	90,000,000	22,500,000	02.06-03.05	28
			163,972	90,000,000
2009.03.05	22,640,547	67,500,000	22,500,000	03.06-04.05	32
			140,547	67,500,000
2009.04.05	22,590,770	45,000,000	22,500,000	04.06-05.05	31
			90,770	45,000,000
2009.05.05	22,542,457	22,500,000	22,500,000	05.06-06.05	29
			42,457	22,500,000
2009.06.05	22,500,000	0	22,500,000
			0